UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2006

WILLIS GROUP HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda

(Jurisdiction of incorporation or organization)

001-16503	98-0352587
(Commission file number)	(I.R.S. Employer Identification No.)

c/o Willis Group Limited
Ten Trinity Square, London EC3P 3AX, England

(Address of principal executive offices)

(011) 44-20-7488-8111

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events

This Form 8-K is being filed by Willis Group Holdings Limited (“Willis Group Holdings”) and subsidiaries (collectively the “Company”) to:

•       adjust Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (the “Annual Report”) to retrospectively reflect changes in accounting policies and the Company’s internal reporting structure that were effective January 1, 2006; and

•       in anticipation of Willis Group Holdings filing a new shelf registration to provide certain additional financial information regarding its subsidiaries that may guarantee offered debt securities potentially issuable under the shelf registration.

These events are discussed in more detail below.

Changes in accounting policies and the Company’s internal reporting structure

With effect from January 1, 2006, the Company:

•       adopted SFAS 123R, Share-based payment, using the modified-retrospective transition method;

•       changed the methodology used to determine the market-related value of UK pension plan assets; and

•       revised its revenue analysis to reflect a change in its reporting structure and the method of allocating revenue between divisions.

Share-based compensation—Effective January 1, 2006, the Company adopted the fair value recognition provisions of SFAS 123R, using the modified-retrospective transition method. Under that transition method, compensation cost recognized from January 1, 2006 includes: (a) compensation cost for all share-based payments granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123,  Accounting for Stock-Based Compensation, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123R.

Pensions—SFAS 87, Employers’ Accounting for Pensions, requires the expected return on plan assets to be determined based on the expected long-term rate of return on plan assets and the market-related value of plan assets. The market-related value of plan assets may either be a fair value or a calculated value that recognizes changes in a systematic and rational manner over not more than five years. The Company has two principal defined benefit plans: one in the United Kingdom and the other in the United States. Up to December 31, 2005, the market-related value of UK pension plan assets was determined using a calculated value that recognized asset gains or losses over five years. Effective January 1, 2006, the Company changed its method for determining the market-related value of UK pension plan assets to a fair value basis. The Company believes that fair value is a preferable measure of determining the market-related value of plan assets as it more fairly reflects the actual value of pension plan assets as of the balance sheet date. In addition, it brings the methodology used for calculating the market-related value of UK plan assets in line with the fair value methodology already used to value US plan assets.

Revenue analysis—Following a change to our reporting structure, effective January 1, 2006, North America Global Markets and International Global Markets revenues, which were previously reported within our Global division, are now reported in the North America and International divisions, respectively. At the same time we refined our method of allocating revenues between the Global and North America divisions. We have retrospectively adjusted our revenue analysis in Item 7—“Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be consistent with the new internal reporting structure. There is no impact on the financial statements.

Adjusted selected historical financial data for the five years ended December 31, 2005, that were originally filed as Part II, Item 6 of the Annual Report, are attached as Exhibit 99.01. An adjusted Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2005 that was originally filed as Part II, Item 7 of the Annual Report is attached as Exhibit 99.02. Adjusted audited consolidated financial statements for the three years ended December 31, 2005 that were originally filed as Part II, Item 8 of the Annual Report are attached as Exhibit 99.03.

Additional financial information for subsidiaries that may guarantee Subsidiary Debt Securities potentially issuable under a new shelf registration

Willis Group Holdings intends to file a new shelf registration on Form S-3 under which it may offer debt securities, preferred stock, common stock and other securities. In addition, Trinity Acquisition Limited or Willis North America Inc., each an indirectly wholly-owned subsidiary of Willis Group Holdings, may offer debt securities (“the Subsidiary Debt Securities”). The Subsidiary Debt Securities, if issued, will be guaranteed by certain subsidiaries of Willis Group Holdings.

Rule 3-10 of Regulation S-X requires that the Company’s financial statements incorporated by reference into the registration statement include certain financial information regarding the subsidiaries that will guarantee the Subsidiary Debt Securities when issued. This financial information is already included in the Company’s 2005 Form 10-K and first quarter 2006 Form 10-Q in respect of Willis North America Inc.. In order to provide this information for Trinity Acquisition Limited, Footnote 19 has been added to the Company’s adjusted audited consolidated financial statements for the year ended December 31, 2005 attached as Exhibit 99.03, and Footnote 13 has been added to the Company’s unaudited condensed consolidated statements for the quarter ended March 31, 2006, that were originally filed as Part 1, Item 1 of the Form 10-Q, attached as exhibit 99.04.

Other than the changes reflected in the items in this filing, this Form 8-K does not modify or update the disclosures in the Form 10-K and Form 10-Q in any way.

Item 9.01—Financial Statements and Exhibits

23.01   Consent of Independent Registered Public Accounting Firm

99.01   Item 6, Form 10-K—Selected Financial Data for the five years ended December 31, 2005

99.02   Item 7, Form 10-K—Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three years ended December 31, 2005

99.03   Item 8, Form 10-K—Financial Statements and Supplementary Data for the three years ended December 31, 2005

99.04   Item 1, Form 10-Q—Financial Statements for the quarter ended March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WILLIS GROUP HOLDINGS LIMITED
(Registrant)
By:	/s/ PATRICK REGAN
Patrick Regan
Group Chief Financial Officer

Dated: London, June 21, 2006